UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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ASSISTED LIVING CONCEPTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Assisted Living Concepts, Inc. (“ALC”) is furnishing this Supplement (this “Supplement”) to amend and supplement the Notice of Annual Meeting, Proxy Statement and form of proxy filed by ALC with the Securities and Exchange Commission on March 23, 2012 with respect to its 2012 annual meeting of stockholders in order to (i) provide information on the reconvening of the 2012 annual meeting, (ii) amend Proposal 1 described in the Proxy Statement to reflect ALC’s decision to reduce the size of the Board of Directors from eight (8) directors to seven (7) directors and its decision not to nominate Laurie A. Bebo for re-election, and (iii) provide certain related information.

On April 26, 2012, Ventas Realty, Limited Partnership, the landlord for certain assisted living facilities operated by ALC, instituted a lawsuit against ALC seeking a declaratory judgment that ALC had breached its obligations under the lease and forfeited its right to possession of the leased premises. Ventas alleges that ALC’s receipt of notices of intent to revoke permits from state regulators with respect to its licenses to operate three assisted living facilities in Georgia and Alabama subject to the lease constitutes a violation of the lease.  Subsequently, the Board of Directors determined to investigate possible irregularities in connection with ALC’s lease with Ventas.

On May 3, 2012 , the Board of Directors adjourned the 2012 annual meeting.

On May 29, 2012, ALC announced that Laurie A. Bebo is no longer the President, Chief Executive Officer or an employee of ALC, effective immediately, and that Charles H. Roadman, II, M.D., age 68, will serve as interim President and Chief Executive Officer during ALC’s search for a permanent Chief Executive Officer.  Dr. Roadman resigned as a member of the Audit Committee of ALC’s Board of Directors on May 29, 2012 as a result of his new role as ALC’s interim President and Chief Executive Officer.

On June 15, 2012, ALC purchased the facilities it had leased from Ventas and settled the above-described lawsuit.

ASSISTED LIVING CONCEPTS, INC.
W140 N8981 Lilly Road
Menomonee Falls, Wisconsin  53051
(262) 257-8888

SUPPLEMENT TO NOTICE OF ANNUAL MEETING

The annual meeting of stockholders of Assisted Living Concepts, Inc. (“ALC”), which was convened on Thursday, May 3, 2012 at 4:00 p.m. Central Time, at W140 N8981 Lilly Road, Menomonee Falls, Wisconsin  53051, was temporarily adjourned in accordance with our Bylaws.

Notice is hereby given that the reconvened annual meeting will be held as follows:

Date:	Monday, July 2, 2012
Time:	4:00 p.m. Central Time
Place:	W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051

The record date for determining stockholders entitled to vote at the reconvened annual meeting will remain the close of business on March 9, 2012.

The first proposal submitted to ALC’s stockholders for consideration and a vote at the annual meeting is amended to reflect ALC’s decision to reduce the size of the Board of Directors from eight (8) directors to seven (7) directors and its decision not to nominate Laurie A. Bebo for re-election.  In all other respects the Notice of Annual Meeting dated March 23, 2012 remains unchanged.

Please read this Supplemental Notice of Annual Meeting and the attached Supplement to Proxy Statement in conjunction with the Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on March 23, 2012.  Whether or not you plan to attend the reconvened annual meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the enclosed proxy card, rather than the proxy card previously mailed to you, in the postage-paid envelope provided (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet).  Submission of the enclosed proxy card will replace any previously submitted proxy card in connection with the annual meeting.

By Order of the Board of Directors,

Menomonee Falls, Wisconsin	Mary T. Zak-Kowalczyk
June 22, 2012	Vice President and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 2, 2012 – this Supplement, the Proxy Statement and 2011 Annual Report are available under the heading “Periodic Reports and Proxy Statements” in the “Investor Relations” section at www.alcco.com.

ASSISTED LIVING CONCEPTS, INC.
W140 N8981 Lilly Road
Menomonee Falls, Wisconsin  53051
(262) 257-8888

SUPPLEMENT TO PROXY STATEMENT

GENERAL INFORMATION

Assisted Living Concepts, Inc. (“ALC”) is furnishing this Supplement (this “Supplement”) to amend and supplement the Notice of Annual Meeting, Proxy Statement and form of proxy filed by ALC with the Securities and Exchange Commission on March 23, 2012 with respect to its 2012 annual meeting of stockholders in order to (i) provide information on the reconvening of the 2012 annual meeting, (ii) amend Proposal 1 described in the Proxy Statement to reflect ALC’s decision to reduce the size of the Board of Directors from eight (8) directors to seven (7) directors and its decision not to nominate Laurie A. Bebo for re-election, and (iii) provide certain related information.

The proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated March 23, 2012, in that the enclosed proxy card includes the names of seven (7) director nominees, excluding Ms. Bebo. Whether or not you plan to attend the reconvened annual meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the enclosed proxy card, rather than the proxy card previously mailed to you, in the postage-paid envelope provided (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet).  Submission of the enclosed proxy card will replace any previously submitted proxy card in connection with the annual meeting.

Other than as set forth in this Supplement to Proxy Statement, the Proxy Statement dated March 23, 2012 remains unchanged.

This Supplement to Proxy Statement and the enclosed proxy card are first being mailed to ALC’s stockholders on or about June 22, 2012.

AMENDMENT TO PROPOSAL 1: ELECTION OF DIRECTORS

On June 19, 2012, the Board of Directors approved a decrease in the authorized number of directors from eight (8) directors to seven (7) directors and decided not to nominate Laurie A. Bebo for re-election. As set forth in the Proxy Statement dated March 23, 2012, the other seven (7) individuals nominated by the Board of Directors for election as directors at the annual meeting are Alan Bell, Derek H.L. Buntain, David J. Hennigar, Malen S. Ng, Melvin A. Rhinelander, Charles H. Roadman, II, MD and Michael J. Spector.

Proposal 1, as amended, is for stockholders at the reconvened annual meeting to consider and vote upon the election of these seven (7) nominees to the Board of Directors.

In recognition of Dr. Roadman’s assumption of the interim President and Chief Executive Officer roles and expanded responsibilities, in addition to his director compensation, he will receive: (i) a cash payment of $2,000 per work day, (ii) use of a leased car at a cost to ALC of $1,735 per month and (iii) use of a furnished apartment in Milwaukee at a cost to ALC of $5,655 per month.

The Board of Directors unanimously recommends a vote FOR the election of each of the seven (7) nominees named above to serve as directors.

If you submitted or submit the proxy card included with ALC’s  original Proxy Statement and do not subsequently revoke that proxy, your vote will be counted FOR the seven (7) nominees named on that proxy card other than Ms. Bebo. Your vote on such proxy card will not constitute a vote for Laurie A. Bebo.

NOMINEE INFORMATION

The information regarding Dr. Roadman on page 6 of the original Proxy Statement is replaced with the following:

Name	Principal Occupation, Experience and Qualifications	Director Since
Charles H. Roadman II, MD
Interim President and Chief Executive Officer of ALC since May 29, 2012.  Retired President and Chief Executive Officer of the American Health Care Association (1999 to 2004) and former Surgeon General of the U.S. Air Force (1996 to 1999).  Prior to November 10, 2006, he was a director of Extendicare Inc. (now Extendicare Real Estate Investment Trust).  Dr. Roadman serves as a director and advisor on a number of private corporate boards.  He is 68.

Other public company directorships in the last five years: none

Dr. Roadman’s medical background, his experience as chief executive officer of a major health care association, and his continuing involvement in public and private health care issues led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of ALC.

2006

INDEPENDENCE

The first paragraph under the caption “Independence” on page 7 of the original Proxy Statement is replaced with the following:

ALC’s Board of Directors has affirmatively determined that all of ALC’s directors other than Dr. Roadman and Ms. Bebo are “independent” as defined in the corporate governance standards of the New York Stock Exchange.  Dr. Roadman is not considered to be independent because he is currently ALC’s interim President and Chief Executive Officer.  The Board of Directors has decided not to nominate Laurie A. Bebo for re-election.

COMMITTEES

The second paragraph under the caption “Committees” on page 8 of the original Proxy Statement is replaced with the following:

Audit Committee and Audit Committee Financial Expert.  The Audit Committee met four times in 2011.  Dr. Roadman resigned as a member of the Audit Committee of ALC’s Board of Directors on May 29, 2012 as a result of his new role as ALC’s interim President and Chief Executive Officer. Current members are Ms. Ng (Chair), Mr. Bell and Mr. Buntain.  The Board of Directors has determined that each of the members of the Audit Committee is “independent,” as defined in the corporate governance listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees.  The Board of Directors also has determined that all members of the Audit Committee are financially literate and that Ms. Ng qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

CONTACT FOR QUESTIONS AND ASSISTANCE

If you have any questions or need assistance, please call us at (262) 257-8888, and we will be happy to assist you.

By Order of the Board of Directors,

Menomonee Falls, Wisconsin	Mary T. Zak-Kowalczyk
June 22, 2012	Vice President and Corporate Secretary

Except as specifically updated by the information contained in this Supplement, all information set forth in the original Proxy Statement remains accurate and should be considered in voting your shares.  This Supplement does not provide all of the information that is important to your decision in voting at the 2012 annual meeting.  This Supplement should be read in conjunction with the original Proxy Statement.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Assisted Living Concepts, Inc. 01HT1A 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . 01 - Alan Bell 02 - Derek H.L. Buntain 03 - David J. Hennigar 04 - Malen S. Ng + 05 - Melvin A. Rhinelander 06 - Charles H. Roadman II, MD 07 - Michael J. Spector C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of seven directors to serve one-year terms to expire at the 2013 annual meeting of stockholders: For Against Abstain 2. To ratify the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditors for 2012. 01 02 03 04 05 06 07 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. IMPORTANT ANNUAL MEETING INFORMATION Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. MMMMMMMMM MMMMMMM MR A SAMPLE ( THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMMMMMMMMMM C123456789 C 1234567890 J N T N O J B 1 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . W140 N8981 Lilly Road Menomonee Falls, Wisconsin 53051 (262) 257-8888 RECONVENED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 2, 2012 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS David J. Hennigar and Melvin A. Rhinelander, or either of them, with power of substitution to each, are hereby authorized to represent the undersigned at the reconvened Annual Meeting of Stockholders (the “Meeting”) of Assisted Living Concepts, Inc. (the “Company”) to be held at W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051 on Monday, July 2, 2012, at 4:00 p.m. CDT, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Meeting and any and all adjournments or postponements thereof, all as set out in the Notice and Proxy Statement, as supplemented, relating to the Meeting, receipt of which is hereby acknowledged. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then the Proxy will be voted FOR the election of all the nominees listed and FOR ratification of the appointment of Grant Thornton LLP as the Company's independent auditors. Important Notice Regarding the Availability of Proxy Materials for the reconvened Stockholder Meeting to be Held on July 2, 2012 – the Proxy Statement, as supplemented, and 2011 Annual Report are available under the heading “Annual Reports and Proxy Statements” in the “Investor Relations” section at www.alcco.com. (Continued, and to be signed on the reverse side.) Proxy — Assisted Living Concepts, Inc.